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                        UNITED STATES                 |        OMB APPROVAL    |
               SECURITIES AND EXCHANGE COMMISSION     |------------------------|
                     WASHINGTON, D.C.  20549          |OMB Number: 3235-0060   |
                                                      |Expires:October 31, 2005|
                            FORM 8-K                  |Estimated average burden|
                                                      |hours per response 15.00|
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                         CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 4, 2003
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                     CIGNA HIGH INCOME SHARES
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       (Exact name of registrant as specified in its charter)

      Massachusetts                 811-5495           04-2999956
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 (State or other juris-           (Commission         (IRS Employer
diction of incorporation)          File Number)        Identification No.)

100 Front Street, Suite 300, Worcester, MA           01601
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (860) 534-5576
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                                 N/A
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       (Former name or former address, if changed since last report)


Item 5.  Other Events

The Board of Trustees of CIGNA High Income Shares (the "Fund") has voted to appoint Shenkman Capital Management, Inc. as the Fund's investment sub-adviser, subject to shareholder approval. The Fund will hold a meeting of shareholders to seek shareholder approval of the sub-advisory arrangement with Shenkman Capital Management. The shareholder meeting is scheduled for April 29, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CIGNA HIGH INCOME SHARES
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                                                  (Registrant)

Date:  March 4, 2003                    By:  /s/ Jeffrey S. Winer
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                                           Jeffrey S. Winer
                                           Vice President and Secretary